Exhibit 99.4  -  Hair Therapists, Inc. Audited Financials

MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
      PCAOB REGISTERED

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        -------------------------------------------------------

To the Board of Directors
Hair Therapists, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Hair Therapists, Inc. as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from inception on January 28, 2004 through December 31, 2005. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hair Therapists, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the period from inception on January 28, 2004 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates
----------------------------
Moore & Associates Chartered
Las Vegas, Nevada
January 19, 2006

             2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                    (702) 253-7511  Fax (702) 253-7501

                             Hair Therapists, Inc.
                         (a Development Stage Company)
                                Balance Sheets
                               December 31, 2004
                               December 31, 2005


Balance Sheets

                                                   December 31, December 31,
                                                       2005         2004
                                                    ---------    ----------
Assets

Current assets:
   Cash                                             $        -   $         -
                                                    ----------   -----------
                                                             -   $         -
                                                    ==========   ===========

Liabilities and Stockholders' Equity

Stockholders' equity:
   Series A preferred stock, $0.001
     par value, 2,000,000 shares authorized,
     no shares issued or outstanding                        -              -
   Series B preferred stock, $0.001
     par value, 2,000,000 shares authorized,
     no shares issued or outstanding                        -              -
   Series C preferred stock, $0.001
     par value, 1,000,000 shares authorized,
     no shares issued or outstanding                        -              -
   Common stock, $0.001 par value, 70,000,000
     shares authorized, 230,000 shares issued and
     outstanding as of 12/31/05 and 12/31/04,
     respectively                                         230            230
   Earnings (Deficit) accumulated during
     development stage                                   (230)          (230)
                                                    ----------   -----------

                                                             -             -
                                                    ----------   -----------
                                                    $        -   $         -
                                                    ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                           Hair Therapists, Inc.
                       (a Development Stage Company)
                          Statement of Operations
        For the year ended December 31, 2004 and December 31, 2005
    For the period from January 28, 2004 (Inception) to December 31, 2005



Statement of Operations

                                 For the Year      For the Year  Jan. 28, 2004
                                    ended             ended      (Inception) to
                                 December 31,      December 31,   December 31,
                                    2005              2004            2005
                               ----------------  --------------  --------------
Revenue                         $             -   $          -    $          -
                                ---------------    ------------   -------------

General and administrative expenses           -            230             230
                                ---------------    ------------   -------------
Net (loss)                      $             -    $      (230)           (230)
                                ===============    ============  ==============

Weighted average number of common
 shares outstanding -
 basic and fully diluted                230,000        230,000
                                ===============    ===========

Net income (loss) per share - basic
 and fully diluted              $        (0.00)    $    (0.00)
                                ===============    ===========

  The accompanying notes are an integral part of these financial statements.

                             HAIR THERAPISTS, INC.
                     Statement of Stockholders' Equity
                       (a development stage company)
            From January 28, 2004 (inception) to December 31, 2005



                                                     (Deficit)
                                                    Accumulated
                         Common Stock   Additional     During        Total
                      ------------------ Paid-in    Development   Stockholders
                        Shares   Amount  Capital       Stage        Equity
                      ---------- ------- ---------- ------------   ----------
Founders initial
investment, 1/28/04
$0.001 per share         230,000 $   230 $        0 $         0    $     230

Net (loss) year ended
 December 31, 2004                                         (230)        (230)
                      ---------- ------- ---------- ------------   ----------

Balance,
December 31, 2004        230,000 $   230 $        0 $      (230)   $       0

Net (loss) year ended
 December 31, 2005
                      ---------- ------- ---------- ------------   ----------

Balance,
December 31, 2005        230,000 $   230 $        0 $      (230)   $       0
                      ========== ======= ========== ============   ==========


      The accompanying notes are an integral part of these statements

                               Hair Therapists, Inc.
                           (a Development Stage Company)
                              Statement of Cash Flows
        For the year ended December 31, 2004 and December 31, 2005
    For the period from January 28, 2004 (Inception) to December 31, 2005



Statement of Cash Flows

                                 For the Year      For the Year  Jan. 28, 2004
                                    ended             ended      (Inception) to
                                 December 31,      December 31,   December 31,
                                    2005              2004            2005
                               ----------------  --------------  --------------

Cash flows from operating activities
Net (loss)                     $             -   $        (230)  $        (230)
                               ----------------  --------------  --------------

Cash flows from financing activities
  Issuances of common stock                                230             230
                               ----------------  --------------  --------------
Net cash provided by financing
  activities                                               230             230
                               ----------------  --------------  --------------

Net increase (decrease) in cash              -               -               -
Cash - beginning                             -               -               -
                               ----------------  --------------  --------------
Cash - ending                  $             -   $           -   $           -
                               ================  ==============  ==============

Supplemental disclosures:
  Interest paid                $             -   $           -   $           -
                               ================  ==============  ==============
  Income taxes paid            $             -   $           -   $           -
                               ================  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                            HAIR THERAPISTS, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                              December 31, 2005

NOTE 1.   GENERAL ORGANIZATION AND BUSINESS

Hair Therapists, Inc. (the Company) was incorporated under the laws of the state of Nevada on January 28, 2004. The Company has one sole officer, director and shareholder. The Company is a blank check company subject to Rule 419.
The Company was organized to acquire or merge with another business or company. The officer is currently looking for potential merger candidates but currently has none.

The Company has been in the development stage since inception and has no operations to date.


NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The Company has no assets or debt as of December 31, 2005. The relevant accounting policies are listed below.

Basis of Accounting
---------------------
The basis is United States generally accepted accounting principles.

Earnings per Share
--------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
-----------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the period shown.

Income Taxes
- ------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

                            HAIR THERAPISTS, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                              December 31, 2005


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES-CONTINUED

Advertising
-------------
Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates
------------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3.   GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However the Company has no current source of revenue, or operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek a suitable merger candidate, which would supply the needed cash flow.


NOTE 4.   STOCKHOLDERS'EQUITY

Common Stock
--------------

On January 28, 2004 (inception), the Company issued 230,000 shares of its $0.001 par value common stock to it sole shareholder for $230. This structure remains unchanged as of the date of these financial statements.

The Company has filed its form SB2 with the government. To date $-0- have been spent on this offering. No guarantee can be made that this filing will be success or that the subsequent effort to raise funds will be successful.

                            HAIR THERAPISTS, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                              December 31, 2005


NOTE 5.   RELATED PARTY TRANSACTIONS

The officer and director of the Company is involved in other business activities. This person may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 6.    PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. All of the expenditures thus far have been to organize the Company and will not be expensed for tax purposes until the Company has operations.

The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

     Net changes in Deferred Tax Benefit less than
     valuation account                                     0

     Current Taxes Payable                                 0
                                                        -----
     Net Provision for Income Taxes                        0
                                                        -----

NOTE 7.   REVENUE AND EXPENSES

The Company currently has no operations and no revenues.

NOTE 8.   OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no assets or lease obligations.

NOTE 9.   THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company.

                            HAIR THERAPISTS, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                              December 31, 2005


SFAS  148   Accounting for Stock-Based  Compensation- Transition and
Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS  149   Amendment of Statement 133 on Derivative Instruments and
Hedging Activities

This Statement amends and clarifies financial accounting and reporting for Derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging Activities.

SFAS 150   Financial Instruments with Characteristics of both Liabilities and Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

Interpretation No. 46 (FIN 46)

Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company's financial position, results or operations, or cash flows.